                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: November 6, 2003)


                                AMERUS GROUP CO.
               (Exact Name of Registrant as Specified in Charter)



            IOWA                       001-15166               42-1458424
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)





699 WALNUT STREET
DES MOINES, IOWA                                               50309-3948
(Address of principal executive offices)                       Zip Code)

Registrant's telephone number, including area code:            (515) 362-3600

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 6, 2003, AmerUs Group Co. issued the press release attached hereto as Exhibit 99.1. On November 7, 2003, AmerUs Group Co. issued the press release attached hereto as Exhibit 99.2.


ITEM 7 (c).  EXHIBITS

Exhibit 99.1 Press Release dated November 6, 2003.
Exhibit 99.2 Press Release dated November 7, 2003.




                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERUS GROUP CO.

                                         By: /s/ Joseph K. Haggerty
                                             _________________________________
                                                 Joseph K. Haggerty
                                                 Senior Vice President
                                                 and General Counsel


Dated: November 7, 2003



EXHIBITS

Exhibit No.   Description
-----------   -----------

99.1          Press Release dated November 6, 2003.
99.2          Press Release dated November 7, 2003.